Exhibit 10.2

THIRD SUPPLEMENTAL WARRANT INDENTURE

THIS THIRD SUPPLEMENTAL WARRANT INDENTURE is dated September 2, 2011.

BETWEEN:

ECU SILVER MINING INC, a company governed under the laws of the Province of Québec

(“ECU”)

AND:

GOLDEN MINERALS COMPANY, a company incorporated under the laws of the State of Delaware

(“Golden”)

AND:

COMPUTERSHARE TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada

(the “Warrant Agent”)

WHEREAS on February 20, 2009, ECU entered into a warrant indenture as amended and supplemented on March 26, 2009 and May 8, 2009 (collectively, the “Indenture”), with the Warrant Agent pursuant to which ECU may issue up to 40,388,576 warrants to purchase common shares in the capital of ECU (“ECU Common Shares”) at a price of $0.95 per ECU Common Share until 5:00 p.m. (Toronto time) on February 20, 2014 (the “Warrants”);

AND WHEREAS ECU and Golden have entered into an arrangement agreement dated June 24, 2011 (the “Arrangement Agreement”) providing for, subject to the satisfaction or waiver of certain conditions precedent, ECU and Golden to effect a plan of arrangement (the “Plan of Arrangement”) pursuant to which Golden will acquire all of the issued and outstanding ECU Common Shares such that ECU will become a wholly-owned subsidiary of Golden;

AND WHEREAS the consideration payable by Golden for each ECU Common Share, other than those ECU Common Shares, if any, in respect of which dissent rights have been duly and validly exercised, and those ECU Common Shares, if any, held by Golden or any of its affiliates, will be 0.05 (the “Exchange Ratio”) of a share of common stock in the capital of Golden (a “Golden Share”) plus $0.000394;

AND WHEREAS under the terms of the Arrangement Agreement and the Plan of Arrangement and in accordance with the terms and conditions of the Indenture, including, without limitation, Section 10.02 of the Indenture, from and after the effective time of the Plan of Arrangement, as contemplated therein (the “Effective Time”), the Warrants held by each

Warrantholder will be exchanged for replacement warrants of Golden (“Golden Warrants”) that represent the right to acquire for the same aggregate consideration that number of Golden Shares that a Warrantholder would have been entitled to acquire in connection with the Plan of Arrangement if, immediately prior to the Effective Time, it had exercised its Warrants and had been the registered holder of the number of ECU Common Shares to which it was theretofor entitled upon exercise of such Warrants;

AND WHEREAS Golden will have the benefit of and be liable for ECU’s rights and obligations under the Indenture;

AND WHEREAS the parties are entering into this Third Supplemental Warrant Indenture (the “Supplemental Warrant Indenture”) to evidence the rights of the Warrantholders under the terms of the Indenture as a result of the Plan of Arrangement;

NOW THEREFORE THIS SUPPLEMENTAL WARRANT INDENTURE WITNESSES THAT, in consideration of the premises and in further consideration of the mutual covenants herein set forth, the parties hereto agree as follows:

1.                                       Unless otherwise defined herein, all capitalized terms in this Supplemental Warrant Indenture shall have the respective meanings ascribed to such terms in the Indenture.

2.                                       Notwithstanding anything to the contrary in the Indenture, the outstanding Warrants held by each Warrantholder at the Effective Time shall be exchanged for Golden Warrants that represent the right to acquire that number of Golden Shares that a Warrantholder would have been entitled to acquire in connection with the Plan of Arrangement if, immediately prior to the Effective Time, it had exercised its Warrants and had been the registered holder of the number of ECU Common Shares to which it was theretofor entitled upon exercise of the Warrants. Accordingly, as at the Effective Time, the outstanding Warrants held by each Warrantholder will hereby be exchanged for that number of Golden Warrants as is equal to the product of (i) the number of Warrants held by such Warrantholder, multiplied by (ii) the Exchange Ratio; provided however that no fractional Golden Warrants shall be issued to any person such that the number Golden Warrants to be issued to any person pursuant to the Plan of Arrangement shall be rounded up or down, as applicable, to the nearest whole Golden Warrant. For greater certainty, where such fractional interest is greater than or equal to 0.5, the number of Golden Warrants to be issued will be rounded up to the nearest whole number and where such fractional interest is less than 0.5, the number of Golden Warrants to be issued will be rounded down to the nearest whole number. In calculating such fractional interests, all Warrants registered in the name of or beneficially held by a Warrantholder or its nominee shall be aggregated.

3.                                       The exercise price of each Golden Warrant shall be $19.00 (being the Exercise Price of one Warrant divided by the Exchange Ratio).

4.                                       ECU and the Warrant Agent acknowledge and agree that from and after the Effective Time, Golden shall have all of the rights and be subject to all of the obligations of ECU under the Indenture, except as otherwise provided in this Supplemental Warrant Indenture.

5.                                       Golden acknowledges and agrees that from and after the Effective Time, Golden will assume the performance of each and every covenant and obligation contained in the Indenture, as modified by this Supplemental Warrant Indenture, to be performed by ECU.

6.                                       From and after the Effective Time, the parties agree that all references to “ECU Silver Mining Inc.” in the Indenture shall be read to mean “Golden Minerals Company”.

7.                                       From and after the Effective Time, the parties agree that all references to “Warrants” in the Indenture shall be read to mean “Golden Warrants” as defined herein.

8.                                       From and after the Effective Time, the definitions of “Common Shares”, “Corporation” and “Exercise Price” respectively set forth in Sections 1.01(a), 1.01(e), 1.01(f) and 1.01(n) of the Indenture shall be deleted in their entirety and replaced with the following:

“ “Applicable Legislation” means the provisions, if any, of the Delaware General Corporation Law and any statute of Canada or a province thereof, and of the regulations under any such statutes, relating to warrant indentures or to the rights, duties and obligations of trustees and of corporations under warrant indentures, to the extent that such provisions are at the time in force and applicable to this Indenture;”

“ “Common Shares” means shares of common stock in the capital of the Corporation which the Corporation is authorized to issue, provided that in the event of any adjustment pursuant to the provisions of Article Five hereof, “Common Shares” shall thereafter mean the shares or other securities or property resulting from such adjustment;”

“ “Corporation” means Golden Minerals Company and includes any successor corporation thereto;”

“ “Exercise Price” means $19.00 per Common Share, unless such amount shall have been adjusted pursuant to the provisions of Article Five hereof in which case such term shall mean the adjusted price in effect at the applicable time;”

9.                                       From and after the Effective Time, the definitions of “Original U.S. Purchaser”, “Regulation S”, “Rule 144”, “United States”, “U.S. Person” and “U.S. Securities Act” respectively set forth in Sections 1.01(r), 1.01(t), 1.01(w), 1.01(dd), 1.01(ee) and 1.01(ff) of the Indenture shall be deleted in their entirety and each shall be replaced with the following:

“[RESERVED.]”

10.                                 From and after the Effective Time, Sections 2.01(c), 2.08(h) and 4.01(b) of the Indenture shall be deleted in their entirety and each shall be replaced with the following:

“[RESERVED.]”

11.                                 From and after the Effective Time, all references in the Indentures to Sections 2.01(c), 2.08(h) and 4.01(b) of the Indenture shall be removed.

12.                                 From and after the Effective Time, Section 2.08(d) of the Indenture shall be deleted in its entirety and replaced with the following:

“Refusal of Registration:  The Corporation will be entitled, and may direct the Warrant Agent, to refuse to recognize any transfer, or enter the name of any transferee, of any Warrant on the registers referred to in subsection 2.08(a) hereof, or on any branch registers maintained pursuant to subsection 2.08(g) hereof, if such transfer would constitute a violation of the laws of any jurisdiction or the rules, regulations or policies of any regulatory authority having jurisdiction.”

13.                                 From and after the Effective Time, Section 2.08(a) of the Indenture shall be deleted in its entirety and replaced with the following:

(a)                                  “Register: The Corporation will cause to be kept by the Warrant Agent:

(i)                                   at the principal office of the Warrant Agent in Montreal, Quebec, a register of holders in which shall be entered in alphabetical order the names and addresses of the holders of Warrants and particulars of the Warrants held by them; and

(ii)                                at the principal office of the Warrant Agent in each of Montreal, Quebec and Toronto, Ontario, a register of transfers in which transfers of Warrants and the date and other particulars of each such transfer shall be entered.”

14.                                 From and after the Effective Time, Section 7.01(g) of the Indenture shall be deleted in its entirety and replaced with the following:

“the Corporation will, at all times, use commercially reasonable efforts to preserve and maintain its status as a “reporting issuer” or the equivalent thereof not in default under securities legislation of the Province of Ontario for a period of at least 18 months following the Effective Date;”

15.                                 From and after the Effective Time, Schedule A to the Indenture shall be deleted in its entirety and replaced with the following:

“SCHEDULE A
 TO THE WARRANT INDENTURE DATED AS OF FEBRUARY 20, 2009, AS SUPPLEMENTED ON MARCH 26, 2009, MAY 8, 2009 AND SEPTEMBER 2, 2011, BETWEEN

GOLDEN MINERALS COMPANY AND COMPUTERSHARE TRUST COMPANY OF CANADA

FORM OF BILINGUAL WARRANT CERTIFICATE

EXERCISABLE ONLY PRIOR TO 5:00 P.M., TORONTO TIME, ON THE EXPIRY DATE AFTER WHICH TIME THIS WARRANT CERTIFICATE SHALL BE NULL AND VOID.

NUMBER	CERTIFICATE FOR •

WARRANTS

WARRANT

TO PURCHASE COMMON SHARES OF GOLDEN MINERALS COMPANY

THIS IS TO CERTIFY THAT, for value received, • (the “holder”) is entitled to subscribe for and to purchase, AT ANY TIME PRIOR TO 5:00 P.M., TORONTO TIME, ON FEBRUARY 20, 2014 (the “Expiry Date”), fully paid and non-assessable shares of common stock (“Common Shares”) of Golden Minerals Company (the “Corporation”) as constituted on the date hereof, on the basis of one Common Share for each one Warrant, at an exercise price of $19.00 (Canadian) per Common Share, by surrendering this Warrant Certificate to the Warrant Agent specified below with a subscription form (FORM 1) properly completed and executed and a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation for the total purchase price of the Common Shares so subscribed for and purchased.

The holder of this Warrant Certificate may subscribe for and purchase less than the number of Common Shares entitled to be subscribed for and purchased on surrender of this Warrant Certificate.  If the subscription does not exhaust the Warrants represented by this Warrant Certificate, a Warrant Certificate representing the balance of the Warrants will be issued to the holder.  No Warrant Certificate representing fractional Warrants will be issued and the holder hereof understands and agrees that such holder will not be entitled to any cash payment or other form of compensation in respect of a fractional Warrant.  By acceptance hereof, the holder expressly waives any right to receive fractional Common Shares upon exercise hereof.  If the number of Common Shares to which the holder would otherwise be entitled upon the exercise of this Warrant Certificate is not a whole number, then the number of Common Shares to be issued will be rounded down to the next whole number.

The principal office of Computershare Trust Company of Canada (the “Warrant Agent”) in the City of Montreal, Quebec has been appointed the warrant agent to receive subscriptions for Common Shares and payments from holders of Warrant Certificates.  This Warrant Certificate, the subscription form (FORM 1) and a certified cheque, bank draft or money order shall be deemed to be surrendered to the Warrant Agent only upon personal delivery thereof or, if sent by post or other means of transmission, upon receipt thereof by the Warrant Agent at the office specified above.  The Corporation may also provide for other places at which this Warrant Certificate may be surrendered for exchange or exercise.  If mail is used for delivery of a Warrant Certificate, for the protection of the holder, registered mail should be used and sufficient time should be allowed to avoid the risk of late delivery.  Subject to adjustment hereof in the events and in the manner set forth in the Warrant Indenture hereafter mentioned and summarized below, the price payable for each Common Share upon exercise of this Warrant Certificate shall be $19.00 (Canadian).

Certificates representing Common Shares subscribed for and purchased will be mailed to the Persons specified in the subscription form (FORM 1) at the respective addresses specified therein or, if so specified in the subscription form (FORM 1), delivered to such Persons at the office of the Warrant Agent where the applicable Warrant Certificate was surrendered, when the transfer books of the Corporation have been opened, five Business Days after the due surrender of such Warrant Certificate and payment as aforesaid, including any applicable taxes.

This Warrant Certificate may, upon compliance with the reasonable requirements and charges of the Warrant Agent, be divided by completing and executing FORM 2 and delivering the Warrant Certificate to the Warrant Agent.

The Warrants represented by this Warrant Certificate may only be transferred, upon compliance with the conditions prescribed in the Warrant Indenture, on the registers of transfers to be kept at the principal office of the Warrant Agent in Montreal, Quebec or Toronto, Ontario by the holder or his executors, administrators or other legal representatives or his or their attorney duly appointed completing and executing FORM 3, or any other instrument in writing in form and executed in a manner satisfactory to the Warrant Agent, and delivering the Warrant Certificate to the Warrant Agent.  Upon compliance with such requirements and such other reasonable requirements as the Warrant Agent may prescribe, such transfer will be duly recorded on the applicable register of transfers by the Warrant Agent.  Notwithstanding the foregoing, the Corporation will be entitled, and may direct the Warrant Agent, to refuse to record any transfer of any Warrant on such register if such transfer would constitute a violation of the securities laws of any jurisdiction.

This Warrant Certificate represents warrants of the Corporation issued or issuable under the provisions of an indenture dated as of February 20, 2009, as supplemented on March 26, 2009, May 8, 2009 and September 2, 2011, (which indenture together with all other instruments supplemental or ancillary thereto is herein referred to as the “Warrant Indenture”), between the Corporation and the Warrant Agent, to which reference is hereby made for particulars of the rights of the holders of the Warrant Certificates, the Corporation and the Warrant Agent in respect thereof and the terms and conditions upon which the Warrants represented hereby are issued and held, all to the same effect as if the provisions of the Warrant Indenture were herein set forth in full, to all of which the holder of this Warrant Certificate by acceptance hereof assents, it being expressly understood that the provisions of the Warrant Indenture and this Warrant Certificate are for the sole benefit of the Corporation, the Warrant Agent and the Warrantholders.  Words and terms in this Warrant Certificate with the initial letter or letters capitalized and not defined herein shall have the meanings ascribed to such capitalized words and terms in the Warrant Indenture.  A copy of the Warrant Indenture may be obtained on request without charge from the Corporate Secretary of the Corporation, at 350 Indiana Street, Suite 800, Golden, Colorado, 80401 U.S.A., telephone: (303) 839-5060.

Nothing contained in this Warrant Certificate, the Warrant Indenture or otherwise shall be construed as conferring upon the holder hereof any right or interest whatsoever as a holder of Common Shares or other shareholder of the Corporation or any other right or interest except as herein and in the Warrant Indenture expressly provided.

The Warrant Indenture provides for adjustments to the exercise price of the Warrants and to the number and kind of securities purchasable upon exercise upon the happening of certain stated events including the subdivision or consolidation of the Common Shares, certain distributions of Common Shares or securities exchangeable for or convertible into Common Shares or of other assets or property of the Corporation, certain offerings of rights, warrants or options and certain reorganizations.  The Warrant Indenture provides for the giving of notice by the Corporation prior to taking certain actions specified therein.

The Corporation may from time to time purchase any of the Warrants by private contract or otherwise.  Any such Warrants purchased by the Corporation shall be cancelled.

This Warrant Certificate, the Warrants represented by this Warrant Certificate and the Warrant Indenture shall be governed by and performed, construed and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

This Warrant Certificate shall not be valid for any purpose until it has been countersigned by or on behalf of the Warrant Agent for the time being under the Warrant Indenture.

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed by its proper officer.

GOLDEN MINERALS COMPANY

By:

Jeffrey G. Clevenger, Chief Executive Officer

This Warrant Certificate is one of the Warrant Certificates referred to in the Warrant Indenture.

Dated:

COMPUTERSHARE TRUST COMPANY OF CANADA

By:

Authorized Officer

SUBSCRIPTION FORM

(FORM 1)

THE HOLDER HEREBY SUBSCRIBES FOR            Common Shares of Golden Minerals Company at $19.00 (Canadian) per Common Share and on the other terms set out in the Warrant Certificate and Warrant Indenture and encloses herewith a certified cheque, bank draft or money order in Canadian dollars payable to “Golden Minerals Company” in payment of the aggregate subscription price therefor.

The undersigned hereby irrevocably directs that the Common Shares be delivered, subject to the conditions set out in this certificate and the provisions of the Warrant Indenture, and that the said Common Shares be registered as follows:

Name(s) in Full and Social Insurance Number(s)	Address(es) (include postal code)	Number of Common Shares

TOTAL:

Please print full name in which certificate(s) are to be issued.  If any of the Common Shares are to be issued to a Person or Persons other than the Warrantholder, the Warrantholder must pay to the Warrant Agent all requisite taxes or other government charges, if any.

DATED this        day of                             , 20     .

Signature of Warrantholder	Signature Guaranteed

Print Name and Address in full below:

Name

Address

(Include Postal Code)

☐                                    Please check box if certificates representing the Common Shares are to be delivered at the office of the Warrant Agent where this Warrant Certificate is surrendered, failing which the certificates will be mailed to the address set forth above. If the certificates are to be delivered at the office of the Warrant Agent where this Warrant Certificate is surrendered and they are not picked up within five days of their delivery, they will be mailed to the last known address of the holder appearing in the registers maintained by the Warrant Agent.

TO DIVIDE OR COMBINE WARRANT CERTIFICATES

(FORM 2)

Fill in and sign this FORM 2 and surrender this Warrant Certificate to the Warrant Agent in ample time for new Warrant Certificates to be issued and used.

Deliver to the undersigned Warrantholder, at the address mentioned below, new certificates as follows:

Certificate(s) for                                                                 Warrants each

Certificate(s) for                                                                 Warrants each

Certificate(s) for                                                                 Warrants each

Dated this       day of                                 , 20    .

Signature of Warrantholder

Print name and address in full below.

Name

Address

(Include Postal Code)

FORM OF TRANSFER

(FORM 3)

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers the Warrants represented by this Warrant Certificate to:

Name

Address

(Include Postal Code)

Social Insurance Number(s)

and hereby irrevocably constitutes and appoints
(leave this space blank)

as the attorney of the undersigned with full power of substitution to transfer the Warrants on the appropriate register of the Warrant Agent.

DATED this        day of                              , 20    .

Signature Guaranteed	Signature of Transferor

Name of Transferor

CERTAIN REQUIREMENTS RELATING TO TRANSFERS

1.                                       The Warrant Indenture contains certain other requirements relating to the transfer of Warrants.

2.                                       The signature of the transferor must correspond in every particular with the surname and the first name(s) or initials shown on the face of this certificate and the endorsement must be signature guaranteed, in either case, by a Schedule “1” Canadian chartered bank or a member of a recognized securities transfer agents medallion program (STAMP). The stamp affixed thereon by the guarantor must bear the actual words “signature guarantee”, or “signature medallion guaranteed” and otherwise be in accordance with industry standards.”

ANNEXE A À L’ACTE RELATIF AUX BONS

DATÉ DU 20 FÉVRIER 2009, TEL QUE COMPLÉTÉ LES 26 MARS 2009,
8 MAI 2009 ET 2 SEPTEMBRE 2011 INTERVENU ENTRE GOLDEN MINERALS COMPANY ET SOCIÉTÉ DE FIDUCIE COMPUTERSHARE DU CANADA

CERTIFICAT DE BONS DE SOUSCRIPTION

LE PRÉSENT CERTIFICAT DE BONS DE SOUSCRIPTION NE PEUT ÊTRE EXERCÉ QU’AVANT 17 H, HEURE DE TORONTO, À LA DATE D’ÉCHÉANCE, APRÈS QUOI IL SERA NUL.

NUMÉRO	CERTIFICAT VISANT •

BONS DE SOUSCRIPTION

BON DE SOUSCRIPTION

VISANT L’ACHAT D’ACTIONS ORDINAIRES DE GOLDEN MINERALS COMPANY

LA PRÉSENTE ATTESTE QUE, pour valeur reçue, • (le « porteur ») a le droit de souscrire et d’acheter À TOUT MOMENT AVANT 17 H, HEURE DE TORONTO, LE 20 FÉVRIER 2014 (la « date d’échéance »), des actions ordinaires entièrement libérées et non susceptibles d’appels subséquents (les « actions ordinaires ») de Golden Minerals Company (la « Société ») telle qu’elle est constituée à la date des présentes, à raison de une action ordinaire pour chaque bon de souscription, au prix d’exercice de 19,00 $ (dollars canadiens) par action ordinaire, en remettant le présent certificat de bons de souscription à l’agent pour les bons de souscription mentionné ci-après avec le formulaire de souscription (FORMULAIRE 1) dûment rempli et signé et un chèque certifié, une traite bancaire ou un mandat libellé en monnaie ayant cours légal au Canada payable à la Société, ou à son ordre, pour le prix d’achat total des actions ordinaires ainsi souscrites et achetées.

Le porteur du présent certificat de bons de souscription peut souscrire et acheter moins que le nombre d’actions ordinaires qu’il a le droit de souscrire et d’acheter à la remise du présent certificat de bons de souscription. Si la souscription ne vise pas tous les bons de souscription représentés par le présent certificat de bons de souscription, un certificat de bons de souscription représentant les bons de souscription restants sera émis au porteur. Aucun certificat de bons de souscription représentant des fractions de bons de souscription ne sera émis et le porteur des présentes comprend et convient qu’il n’aura droit à aucun paiement en espèces ni à aucune autre forme de compensation relativement à une fraction de bon de souscription. Par son acceptation des présentes, le porteur renonce expressément au droit de recevoir des fractions d’actions ordinaires à l’exercice des présentes. Si le nombre d’actions ordinaires auquel le porteur aurait par ailleurs droit à l’exercice du présent certificat de bons de souscription n’est pas un nombre entier, le nombre d’actions ordinaires à émettre sera alors arrondi à la baisse au nombre entier le plus près.

Les principaux bureaux de Société de fiducie Computershare du Canada (l’« agent pour les bons de souscription ») à Montréal, au Québec, ont été désignés comme l’endroit où l’agent pour les bons de souscription recevra les souscriptions d’actions ordinaires et les paiements des porteurs de certificats de bons de souscription. Le présent certificat de bons de souscription, le formulaire de souscription (FORMULAIRE 1) et le chèque certifié, la traite bancaire ou le mandat seront réputés avoir été remis à l’agent pour les bons de souscription uniquement à leur remise en mains propres ou, s’ils ont

été envoyés par la poste ou par un autre moyen de transmission, à leur réception par l’agent pour les bons de souscription aux bureaux indiqués ci-dessus. La Société peut également prévoir d’autres endroits où le présent certificat de bons de souscription peut être remis pour son échange ou son exercice. Si la livraison d’un certificat de bons de souscription s’effectue par la poste, le porteur devrait, pour sa protection, avoir recours au courrier recommandé et prévoir suffisamment de temps pour éviter le risque de livraison tardive. Sous réserve du rajustement des présentes dans les cas et de la manière énoncés dans l’acte relatif aux bons de souscription mentionné et résumé ci-après, le prix payable pour chaque action ordinaire à l’exercice du présent certificat de bons de souscription s’élève à 19,00 $ (dollars canadiens).

Les certificats représentant les actions ordinaires souscrites et achetées seront envoyés par la poste aux personnes nommées sur le formulaire de souscription (FORMULAIRE 1) à leur adresse respective qui y est indiquée ou, si le formulaire de souscription (FORMULAIRE 1) l’indique, remis à ces personnes aux bureaux de l’agent pour les bons de souscription où le certificat de bons de souscription en cause a été remis, après l’ouverture des registres des transferts de la Société, cinq jours ouvrables après la remise en bonne et due forme du certificat de bons de souscription et du paiement de la manière susmentionnée, y compris les taxes applicables.

Le présent certificat de bons de souscription peut, sous réserve du respect des exigences raisonnables et du paiement des frais raisonnables de l’agent pour les bons de souscription, être divisé en remplissant et en signant le FORMULAIRE 2 et en remettant le certificat de bons de souscription à l’agent pour les bons de souscription.

Sous réserve du respect des conditions prévues dans l’acte relatif aux bons de souscription, les bons de souscription représentés par le présent certificat de bons de souscription ne peuvent être transférés qu’aux registres des transferts qui seront conservés aux bureaux principaux de l’agent pour les bons de souscription à Montréal, au Québec, ou à Toronto, en Ontario, par le porteur, ses liquidateurs, administrateurs ou autres représentants légaux ou son ou leurs fondés de pouvoir dûment nommés en remplissant et en signant le FORMULAIRE 3 ou un autre instrument écrit et signé qui convient à l’agent pour les bons de souscription et en remettant le certificat de bons de souscription à l’agent pour les bons de souscription. Au respect de ces exigences et des autres exigences raisonnables de l’agent pour les bons de souscription, ce dernier inscrira en bonne et due forme le transfert au registre des transferts applicable. Malgré ce qui précède, la Société aura le droit et la possibilité de donner la directive à l’agent pour les bons de souscription de refuser d’inscrire le transfert d’un bon de souscription au registre si le transfert constitue une violation des lois sur les valeurs mobilières d’un territoire.

Le présent certificat de bons de souscription représente les bons de souscription de la Société émis ou à émettre aux termes d’un acte daté du 20 février 2009, tel que complété les 26 mars 2009, 8 mai 2009 et 2 septembre 2011 (cet acte avec tous autres instruments supplémentaires ou complémentaires étant appelés aux présentes l’« acte relatif aux bons de souscription »), intervenu entre la Société et l’agent pour les bons de souscription; il faut se reporter à l’acte pour obtenir des renseignements détaillés sur les droits des porteurs de certificats de bons de souscription, de la Société et de l’agent pour les bons de souscription à l’égard de ceux-ci et sur les conditions d’émission et de détention des bons de souscription représentés par les présentes, avec le même effet que si les dispositions de l’acte relatif aux bons de souscription étaient énoncées intégralement aux présentes, et le porteur du présent certificat de bons de souscription y consent en acceptant les présentes; il est expressément entendu que les dispositions de l’acte relatif aux bons de souscription et du présent certificat de bons de souscription sont stipulées au seul profit de la Société, de l’agent pour les bons de souscription et des porteurs des bons de souscription. Les termes et expressions utilisés dans le présent certificat de bons de souscription et qui n’y sont pas définis ont le sens qui est attribué à leur équivalent anglais dans l’acte relatif aux bons de souscription. On peut obtenir sans frais un exemplaire de l’acte relatif aux bons de souscription sur demande adressée au secrétaire de la Société au 350 Indiana Street, suite 800, Golden, Colorado 80401 USA, téléphone : (303) 839-5060.

Rien dans le présent certificat de bons de souscription, dans l’acte relatif aux bons de souscription ou ailleurs ne doit être interprété comme conférant au porteur des présentes un droit ou un intérêt de quelque nature que ce soit en tant que porteur d’actions ordinaires ou autre actionnaire de la Société ou un autre droit ou intérêt, sauf comme il est expressément prévu aux présentes et dans l’acte relatif aux bons de souscription.

L’acte relatif aux bons de souscription prévoit des rajustements du prix d’exercice des bons de souscription ainsi que du nombre et de la nature des titres qui peuvent être achetés à l’exercice à la survenance de certains événements désignés, y compris la subdivision ou le regroupement des actions ordinaires, certains placements d’actions ordinaires ou de titres échangeables contre des actions ordinaires ou convertibles en actions ordinaires ou d’autres actifs ou biens de la Société, certains placements de droits, d’autres bons de souscription ou d’options et certaines réorganisations. L’acte relatif aux bons de souscription prévoit qu’un avis doit être donné à la Société avant de prendre certaines mesures qui y sont énumérées.

La Société peut à l’occasion acheter des bons de souscription, notamment de gré à gré. Les bons de souscription que la Société achète ainsi sont annulés.

Le présent certificat de bons de souscription, les bons de souscription représentés par le certificat de bons de souscription et l’acte relatif aux bons de souscription sont régis par les lois de la province d’Ontario et les lois fédérales du Canada qui s’y appliquent et sont exécutés et interprétés conformément à celles-ci.

Le présent certificat de bons de souscription n’est valide à toute fin que s’il est contresigné par ou pour l’agent pour les bons de souscription agissant à ce moment aux termes de l’acte relatif aux bons de souscription.

EN FOI DE QUOI la Société a fait signer le présent certificat de bons de souscription par son dirigeant compétent.

GOLDEN MINERALS COMPANY

Par :

Jeffrey G. Clevenger
Chef de la direction

Le présent certificat de bons de souscription est l’un des certificats de bons de souscription dont il est question dans l’acte relatif aux bons de souscription.

Date :

SOCIÉTÉ DE FIDUCIE COMPUTERSHARE DU CANADA

Par :

Signataire autorisé

FORMULAIRE DE SOUSCRIPTION

(FORMULAIRE 1)

PAR LES PRÉSENTES LE PORTEUR SOUSCRIT         actions ordinaires de Golden Minerals Company à 19,00 $ (dollars canadiens) par action ordinaire et aux autres conditions énoncées dans le certificat de bons de souscription et l’acte relatif aux bons de souscription et joint aux présentes un chèque certifié, une traite bancaire ou un mandat libellé en dollars canadiens et payable à « Golden Minerals Company  » en paiement du prix de souscription global de celles-ci.

Le soussigné donne irrévocablement par les présentes instruction que les actions ordinaires soient remises, sous réserve des conditions énoncées dans le présent certificat et l’acte relatif aux bons de souscription, et qu’elles soient enregistrées de la manière suivante :

Nom(s) complet(s) et numéro(s) d’assurance sociale	Adresse(s) (y compris le code postal)	Nombre d’actions ordinaires

TOTAL :

Veuillez indiquer en caractères d’imprimerie le nom complet de la personne à qui le ou les certificats doivent être émis. Si des actions ordinaires doivent être émises à une personne ou des personnes autres que le porteur du bon de souscription, ce dernier doit payer à l’agent pour les bons de souscription tous les impôts et taxes ou autres frais gouvernementaux requis, s’il en est.

DATÉ ce                 jour de                                           20    .

Signature du porteur du bon de souscription	Signature avalisée

Nom et adresse complets (en caractères d’imprimerie) :

Nom

Adresse

(y compris le code postal)

☐            Veuillez cocher cette case si les certificats représentant les actions ordinaires doivent être remis aux bureaux de l’agent pour les bons de souscription où le présent certificat de bons de souscription est remis, à défaut de quoi les certificats seront envoyés par la poste à l’adresse indiquée ci-dessus. Si les certificats doivent être remis aux bureaux de l’agent pour les bons de souscription où le présent certificat de bons de souscription est remis et qu’ils ne sont pas cueillis dans les cinq jours de leur remise, ils seront expédiés par la poste à la dernière adresse connue du porteur figurant dans les registres tenus par l’agent pour les bons de souscription.

DIVISION OU REGROUPEMENT DE CERTIFICATS DE BONS DE SOUSCRIPTION

(FORMULAIRE 2)

Remplir et signer le présent FORMULAIRE 2 et remettre le présent certificat de bons de souscription à l’agent pour les bons de souscription suffisamment à l’avance pour que les nouveaux certificats de bons de souscription soient émis et utilisés.

Remettre au porteur de bon de souscription soussigné, à l’adresse indiquée ci-après, les nouveaux certificats de la manière suivante :

certificat(s) pour                                                                 bons de souscription chacun

certificat(s) pour                                                                 bons de souscription chacun

certificat(s) pour                                                                 bons de souscription chacun

DATÉ ce                jour de                                          20   .

Signature du porteur du bon de souscription

Nom et adresse complets (en caractères d’imprimerie) :

Nom

Adresse

(y compris le code postal)

FORMULAIRE DE TRANSFERT

(FORMULAIRE 3)

CONTRE VALEUR REÇUE le soussigné vend, cède et transfère par les présentes les bons de souscription représentés par le présent certificat de bons de souscription à :

Nom

Adresse

(y compris le code postal)

Numéro(s) d’assurance sociale

et constitue et nomme irrévocablement par les présentes
(laisser cet espace en blanc)

à titre de fondé de pouvoir du soussigné avec plein pouvoir de substitution pour transférer les bons de souscription au registre approprié de l’agent pour les bons de souscription.

DATÉ ce                     jour de                                           20   .

Signature avalisée	Signature du cédant

Nom du cédant

CERTAINES EXIGENCES RELATIVES AUX TRANSFERTS

1.                                       L’acte relatif aux bons de souscription contient certaines autres exigences relatives au transfert de bons de souscription.

2.                                       La signature du cédant doit correspondre en tous points au nom de famille et au(x) prénom(s) ou aux initiales paraissant au recto au présent certificat et l’endossement doit se faire par signature avalisée, dans chaque cas, par une banque à charte canadienne de l’annexe 1 ou un membre d’un programme medallion de transfert de titres reconnu (STAMP). Le timbre apposé sur celui-ci par le garant doit porter les termes « aval de signature » ou « signature avalisée par medallion » et doit par ailleurs être conforme aux normes du secteur.

16.           From and after the Effective Time, the address and contact information of ECU set forth in Section 15.01(a) of the Indenture shall be deleted in its entirety and replaced with the following:

“to the Corporation at:

350 Indiana Street, Suite 800
Golden, Colorado, 80401
U.S.A.

Attention: Chief Executive Officer
Fax: (303) 839-5907”

17.           In the event that the Arrangement Agreement is terminated without giving effect to the Plan of Arrangement, this Supplemental Warrant Indenture shall terminate and have no further force and effect.

18.           Notwithstanding any provision of this Supplemental Warrant Indenture or the Indenture, but subject to Section 10.02 of the Indenture, nothing shall restrict or prevent any amalgamation, merger, sale, consolidation, arrangement, liquidation or winding-up of Golden or restrict or prevent Golden from entering into any other transaction or series of transactions, regardless of any affect which such transaction or transactions may have upon Golden or the Golden Shares. This Section shall not have the effect of reducing or terminating the rights of Warrantholders under the adjustment mechanisms in Article 5 of the Indenture.

19.           This Supplemental Warrant Indenture is supplemental to the Indenture and this Supplemental Warrant Indenture shall hereafter be read together and shall have effect as if all provisions thereof and hereof were contained in one instrument. Except as herein amended, the Indenture, as amended, and all the terms and conditions therein shall continue in full force and effect.

20.           In the event that there is any inconsistency or a conflict between the provisions of the Indenture and the provisions of this Supplemental Warrant Indenture, the provisions of this Supplemental Warrant Indenture and the intent of the parties as evidenced hereby shall prevail, and such provisions shall be deemed to be amended pursuant to the terms of this Supplemental Warrant Indenture.

21.           Each party hereto agrees to execute and deliver all such documents and instruments and do such other acts as may be necessary or advisable to give effect to the terms hereof.

22.           This Supplemental Warrant Indenture shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

23.           This Supplemental Warrant Indenture may be executed and delivered in one or more counterparts each of which when executed and delivered shall be deemed an original but all of which shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF ECU, Golden and the Warrant Agent have executed this Supplemental Warrant Indenture as of the day and year first above written.

ECU SILVER MINING INC.		GOLDEN MINERALS COMPANY

By:	/s/ Michel Roy	By:	/s/ Robert P. Vogels
	Authorized Signatory		Authorized Signatory

COMPUTERSHARE TRUST COMPANY OF CANADA

By:	/s/ Sophie Brault
Authorized Signatory

By:	/s/ Alessandra Pansera
Authorized Signatory